Mineral properties	12 Months Ended
Dec. 31, 2021
Mineral Properties
Mineral properties

7. Mineral properties

	Mining assets	Surface rights acquired	Total
	$’000	$’000	$’000
Cost
Balance – January 1, 2020	$23,181	$6,459	$29,640
Additions	942	-	942
Balance - December 31, 2020	$24,123	$6,459	$30,582
Additions	2,951	-	2,951
Balance – December 31, 2021	$27,074	$6,459	$33,533

Depletion
Balance - January 1, 2020	$13,275	$908	$14,183
Change for the period	477	-	477
Balance - December 31, 2020	$13,752	$908	$14,660
Charge for the period	1,272	-	1,272
Impairment	1,489	-	1,489
Balance – December 31, 2021	$16,513	$908	$17,421

Net book value
December 31, 2020	$10,371	$5,551	$15,922
December 31, 2021	$10,561	$5,551	$16,112

Trilogy Mining Corporation

In January 2016, Patagonia Gold Limited (“PGL”) entered into an earn–in agreement with Trilogy Mining Corporation (“Trilogy”) in relation to the San José Project in Uruguay. This was recognized within mining assets at a cost of $1,996. In December 2019, the Company announced the termination of its option agreement with Trilogy and in exchange received common shares of Trilogy, that will result in PGL owning 42.5% of the then issued and outstanding shares of Trilogy. In connection with the termination of the option agreement, the Company impaired $1,996 of the mining asset related to San José Project in Uruguay during the year ended December 31, 2019.

Lomada project

All development costs incurred with respect to the Lomada project, from September 1, 2010 and onwards, have been capitalized as mineral properties and included under mining assets. The project completed the trial heap leach phase and entered full commercial production in the third quarter of 2013. Amortization is charged based on the unit-of-production method.

Patagonia Gold Corp. Notes to the Consolidated Financial Statements For the Years Ended December 31, 2021, 2020 and 2019 (In thousands of U.S. dollars unless otherwise stated)

In February 2019, the Company reviewed the production profile for Lomada. Given the lower than anticipated recoveries, the Company made the decision to close the Lomada project.

Following receipt of a preliminary permit on October 7, 2020, the Company restarted mining operations at Lomada de Leiva in November 2020, which had been previously closed since in February 2019. The expenses related to the development of the new pit were capitalized as Mineral Properties.

During the year ended December 31, 2021, the Company recorded an impairment charge of $989 (2020 - $Nil) for the Lomada project as the total estimated discounted future pre-tax cash flows are less that the carrying amount.

Cap-Oeste project

The Company completed the development of Cap-Oeste Project in September 2016, entered into production in the last quarter of that year. As a result of the experience gained at Lomada, no trial production period was required at Cap-Oeste. Revenue from commercial production was therefore recognised from the outset. The capitalized development costs are amortized based on the unit of production method.

In February 2019, the Company reviewed the production profile for 2019 for Cap-Oeste. Given the expected lower production volumes, the Company made the decision to put Cap-Oeste on care and maintenance until a suitable solution to extract and process the high-grade underground resource from Cap-Oeste has been identified. Residual production continued at Cap-Oeste and the Company continued to capitalize costs under inventories.

Mina Angela

In September 2020, the Company entered into a definitive option agreement with Latin Metals Inc. which granted the Company an irrevocable option to acquire a 100% interest in the Mina Angela property. Pursuant to the definitive agreement, the Company has paid $250 representing the first earn-in payment. The Company shall decide whether to exercise the option no later than six months from the date of the definitive agreement. If the Company elects to exercise the option, they shall pay the second earn-in payment of $250. A further and final payment of $500 is expected to be paid within 30 days of verification that the legal restrictions preventing development of mining activity in the Chubut Province and at the Mina Angela property have been lifted in such a manner that Patagonia has the ability to perform exploration and exploitation mining activities on the property. In addition, Latin Metals Inc. will be entitled to receive a 1.25% Net Smelter Royalty (“NSR”) from future production. The Company has the right to repurchase half of the NSR for $1,000. On March 12, 2021, the Company exercised the option to acquire 100% interest in the Mina Angela property and paid the second earn-in payment of $250.

On December 15, 2021, the legislature of the Province of Chubut passed a bill to amend the provincial mining law to enable open pit mining within a given area that comprises the Gastre and Telsen Departments. This new law regarding mining zoning was subsequently promulgated on December 16, 2021 by the Chubut Governor. This newly approved law regarding mining zoning would have enabled the Company to advance the development of 101,151 ha of its mining concessions, including Mina Angela. However, on December 20, 2021, the Chubut Governor, sent a bill to the legislature of the Province of Chubut to retract the recent amendments as a result of the violent demonstrations that occurred soon after such law was enacted. This bill, which revoked the amendments regarding mining zoning, was passed by the legislature of the Province of Chubut on December 21, 2021.

During the year ended December 31, 2021, the Company recorded an impairment charge of $500 (2020 - $Nil) for the Mina Angela property due to the mentioned in previous paragraph.

Surface rights

The Company owns the surface rights of land encompassing the Estancia La Bajada, Estancia El Tranquilo, Estancia El Rincon, Estancia La Josefina and the Estancia 1° de Abril.

There is a back in right granted to the sellers under Estancia El Rincon’s title deed whereby the Company irrevocably committed to resell the estancia to its former owner in the event that two consecutive years elapse without mining activities. Current activity on this property includes the Lomada Project.

Patagonia Gold Corp.

Notes to the Consolidated Financial Statements

For the Years Ended December 31, 2021, 2020 and 2019

(In thousands of U.S. dollars unless otherwise stated)

Mina Martha project

On May 6, 2016, the Company acquired the assets of the Mina Martha project from Coeur Mining Inc. (“Coeur”). The Mina Martha project consists of land, mineral rights, a mine camp, offices, a warehouse, maintenance shop, mining facilities including a flotation mill and a tailings retention facility.

La Josefina project

In March 2007, the Company acquired the exploration and development rights to the La Josefina project from Fomento Minero de Santa Cruz Sociedad del Estado (“Fomicruz”) the Santa Cruz provincial mining and petroleum company.

In July 2007, the Company entered into an agreement (subsequently amended) with Fomicruz which provides that, in the event that a positive feasibility study is completed on the La Josefina property, a Joint Venture Corporation (“JV Corporation”) would be formed by the Company and Fomicruz. The Company would own 81% of the joint venture company and Fomicruz would own the remaining 19%. Fomicruz has the option to earn up to a 49% participating interest in the JV Corporation by reimbursing the Company an equivalent amount, up to 49%, of the exploration investment made by the Company. The Company has the right to buy back any increase in Fomicruz’s ownership interest in the JV Corporation at a purchase price of $0.2 million per each percentage interest owned by Fomicruz down to its initial ownership interest of 19%; the Company can also purchase 10% of the Fomicruz’s initial 19% JV Corporation ownership interest by negotiating a purchase price with Fomicruz. Under the agreement, the Company has until the end of 2019 to complete cumulative exploration expenditures of $18 million and determine if it will enter into production on the property. As at December 31, 2018, the Company had incurred approximately $20 million and is in current discussions with Fomicruz to develop a plan for production. In October 2019, the agreement was extended until April 30, 2021 and may be extended for an additional one-year term. The agreement was terminated by mutual consent of the Company and Fomicruz in July 2020 and the Company has renegotiated new terms and conditions with Fomicruz for the exploration and exploitation of the La Josefina and La Valenciana properties and in December 2021, both parties entered into a new exploration agreement with an exploitation option for the following three projects: the La Josefina project, the La Valenciana project and a new and unexplored property, the Abril Project (the “Projects”).

The Company also entered into a Net Smelter Royalty agreement, pursuant to which Fomicruz is granted a 2% royalty on the mining properties that it has already contributed to PGSA and on the Abril Project, with the exception of the La Josefina project and the La Valenciana project, where Fomicruz is granted a 5% royalty. Furthermore, the Company committed to a $5 million investment to developing an exploration program for the Projects during a 2-year period beginning once the environmental permits for the exploration development of the Projects are obtained.

Homenaje and Nico Projects

On April 15, 2021, the Company entered into definitive agreements to acquire two projects in Argentina. A definitive option agreement was executed with Mirasol Resources Ltd. (“Mirasol”) and Mirasol’s wholly-owned subsidiary Australis S.A. (“Australis” and together with Mirasol, the “Vendors”), which grants the Company an option to acquire a 75% undivided interest in and to Australis’ rights and interest in the Homenaje project located in Santa Cruz Province, Argentina. The Company also entered into a definitive transfer agreement dated April 15, 2021 (with the Vendors, which grants the Company a 100% undivided interest in and to Australis’ rights and interest in the Nico project located in Santa Cruz Province, Argentina.

Homenaje Project

Pursuant to the Option Agreement, Patagonia has an option to earn a 75% interest in the Homenaje Project over six years upon achievement of the following (collectively, the “Earn-In Obligations”):

●	an initial work program over six years of $2.55 million in exploration expenditures, including 2,500 meters of drilling, on the Homenaje Project;

●	expenditures on exploration activities with respect to the Homenaje Project (the “Exploration Expenditures”) of a minimum of $0.4 million over the first 18-months;

●	following completion of the initial Exploration Expenditures and drilling obligations due within the first 30 months, Patagonia must complete a minimum of $0.4 million of Exploration Expenditures in any 12-month period, and a minimum of $0.2 million of Exploration Expenditures in any six-month period; and

●	a pre-feasibility study, prepared in accordance with NI 43-101, for a mineral resource of not less than 300,000 ounces of gold equivalent.

Patagonia Gold Corp.

Notes to the Consolidated Financial Statements

For the Years Ended December 31, 2021, 2020 and 2019

(In thousands of U.S. dollars unless otherwise stated)

Upon Patagonia completing the Earn-In Obligations, Patagonia and the Vendors will hold 75% and 25%, respectively, in a joint venture company holding the Homenaje Project. If either party’s equity interest is diluted below 10%, it will convert to a 2% NSR royalty.

Nico Project

Pursuant to the terms of the Transfer Agreement, Patagonia has acquired the Vendors’ interest in the Nico Project in exchange for a 1.5% NSR royalty. If, by the end of third-year, the Nico Project has not been operated as a producing mine, or Patagonia has not produced and shipped minerals in commercial quantities (excluding bulk sampling or pilot plant operations, if any) from the Nico Project for a period of 30 consecutive days, Mirasol will have the right to regain full ownership of the Nico Project at no cost.